SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                  FORM 8-K
                               CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  September 19, 1997





                           McDONALD'S CORPORATION
           (Exact name of Registrant as specified in its Charter)



          Delaware                  1-5231                36-2361282
  (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                      Identification No.)



                            One McDonald's Plaza
                          Oak Brook, Illinois 60523
                               (630) 623-3000
          (Address and Phone Number of Principal Executive Offices)

  Item 5.   Other Events

  On September 24, 1997, McDonald's Corporation issued $150,000,000 7.31% Subordinated Deferrable Interest Debentures due 2027.

  (c)  Exhibits

       1 Underwriting Agreement dated September 19, 1997, by and among McDonald's Corporation, Morgan Stanley & Co., Incorporated, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc

       4(a) Supplemental Indenture No. 3, dated as of September 24, 1997, supplemental to the Subordinated Debt Securities Indenture dated as of October 18, 1996, between McDonald's Corporation and First Union National Bank, as Trustee

       4(b) Specimen Debenture




                                  SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                McDONALD'S CORPORATION

                                (Registrant)


                                By:  /s/ Gloria Santona
                                     --------------------------------------
                                     Gloria Santona
                                     Vice President, Deputy General Counsel
                                     and Secretary

                                Exhibit Index


  Exhibit
  No.      Description of Exhibit                                         Page

  1        Underwriting Agreement dated September 19, 1997, by and among     4
           McDonald's Corporation, Morgan Stanley & Co., Incorporated,
           J.P. Morgan Securities Inc., Goldman, Sachs & Co., Merrill
           Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers
           Inc

  4(a)     Supplemental Indenture No. 3, dated as of September 24, 1997,    23
           supplemental to the Subordinated Debt Securities Indenture dated as of October 18, 1996, between McDonald's Corporation and First Union National Bank, as Trustee

  4(b)     Specimen Debenture                                               33